Filed pursuant to Rule 497
File No. 333-170197
Rule 482 ad

Golub Capital BDC Announces Public Offering

CHICAGO, IL – March 31, 2011 – Golub Capital BDC, Inc. (the “Company”) (NASDAQ: GBDC) announced today that it has commenced a public offering of 3,500,000 shares of its common stock. In connection with the offering, the Company intends to grant the underwriters an option to purchase up to an additional 525,000 shares of common stock to cover over-allotments, if any. Wells Fargo Securities and UBS Investment Bank are acting as joint book-running managers for the offering. Stifel Nicolaus Weisel is acting as co-manager.

The Company intends to use the net proceeds of the offering to invest in portfolio companies in accordance with its investment objective and strategies as described in the preliminary prospectus and for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus dated March 31, 2011 contains this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and the information contained in the preliminary prospectus is subject to change. This offering is being made solely by means of a written prospectus forming part of an effective registration statement. A copy of the preliminary prospectus relating to the offering may be obtained from any of the following investment banks:  Wells Fargo Securities, 375 Park Avenue, 4th Floor, New York, NY 10152, Attn: Equity Syndicate or by e-mailing cmclientsupport@wellsfargo.com or calling (800) 326-5897, or UBS Investment Bank, 299 Park Ave., New York, New York 10171, Attn: Prospectus Department or by calling (888) 827-7275.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc., (NASDAQ: GBDC, www.golubcapitalbdc.com), a business development company, principally invests in senior secured, unitranche, mezzanine and second lien loans of middle-market companies that are, in most cases, sponsored by private equity investors. Golub Capital BDC, Inc.’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital, founded in 1994, is a leading lender to middle-market companies. In 2009, Golub Capital was named “Middle Market Lender of the Year” by Buyouts Magazine and “Mezzanine Financing Agent of the Year” by M&A Advisor.  As of December 31, 2010, Golub Capital managed over $4.0 billion of capital, with a team of investment professionals in New York, Chicago and Atlanta.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Ross Teune
312-284-0111
rteune@golubcapital.com